Exhibit 10.13

Schedule to the Form of Indemnification Agreement

The Indemnification Agreements between Sunoco, Inc. and the directors and executive officers named below are identical in all material respects.

Officer	Date of Agreement
Terence P. Delaney	September 6, 2001
Michael H. R. Dingus	September 6, 2001
John G. Drosdick	September 6, 2001
Bruce G. Fischer	September 6, 2001
Thomas W. Hofmann	September 6, 2001
Joseph P. Krott	September 6, 2001
Michael S. Kuritzkes	September 6, 2001
Joel H. Maness	September 6, 2001
Michael J. McGoldrick	September 6, 2001
Ann C. Mulé	September 6, 2001
Paul A. Mulholland	September 6, 2001
Rolf D. Naku	September 6, 2001
Robert W. Owens	September 6, 2001
Ross S. Tippin, Jr.	September 6, 2001
Charles K. Valutas	September 6, 2001

Director	Date of Agreement
Robert J. Darnall	September 6, 2001
Ursula F. Fairbairn	September 6, 2001
Thomas P. Gerrity	September 6, 2001
Rosemarie B. Greco	September 6, 2001
James G. Kaiser	September 6, 2001
Robert D. Kennedy	September 6, 2001
Richard H. Lenny	February 8, 2002
Norman S. Matthews	September 6, 2001
R. Anderson Pew	September 6, 2001
G. Jackson Ratcliffe	September 6, 2001
John W. Rowe	November 6, 2003

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